EXHIBIT 10.2


                                       78


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(Aetna Logo Goes Here)              AETNA LIFE INSURANCE AND ANNUITY COMPANY

                                    HOME OFFICE: 151 Farmington Avenue
                                    Hartford, Connecticut 06156
                                    (800) 223-5422

                                    Aetna Life Insurance and Annuity
                                    Company, herein called Aetna, agrees to pay the benefits stated in this Contract.

SPECIFICATIONS
Plan
INFORMATION ANALYSIS INC. 401(K) PROFIT SHARING PLAN
Type of Plan
ALLOCATED PENSION OR PROFIT SHARING PLAN

Contract Holder
TRUSTEES OF INFORMATION ANALYSIS INC. 401(K) PROFIT SHARING PLAN

Group Contract No.
PH0052
                                                                              .-
Effective Date
NOVEMBER 10, 1993

   This Contract is Delivered in VIRGINIA    and is Subject to the Laws of that
   Jurisdiction

THE VARIABLE FEATURES OF THE GROUP CONTRACT ARE DESCRIBED IN PART IV.

RIGHT TO CANCEL

The Contract Holder may cancel this Contract within 10 days of receiving it by returning this Contract along with a written notice to Aetna at the above address or to the agent from whom it was purchased. Within 7 days after it receives the notice of cancellation and this Contract at its Home Office, Aetna will return the entire consideration paid plus any increase or minus any decrease in the current value of any funds allocated to the Separate Account.

This page, the following pages, and the application make up the entire Contract.

Signed at the Home Office on the Effective Date.

             /s/ Gary G. Benanav             /s/ George N. Gingold
                Gary G. Benanav                George N. Gingold
                 President                         Secretary

                   Multiple Asset Portfolio (MAP) V-Allocated
                             Group Annuity Contract
                                Nonparticipating

ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT
EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO
FIXED DOLLAR AMOUNT. THIS CONTRACT CONTAINS MARKET VALUE ADJUSTMENT FORMULAS.
APPLICATION OF A MARKET VALUE ADJUSTMENT TO THE GAA MAY RESULT IN EITHER AN
INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA
DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY. APPLICATION OF
A MARKET VALUE ADJUSTMENT TO THE FIXED ACCOUNT MAY RESULT IN A DECREASE IN THE
CURRENT VALUE.



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SPECIFICATIONS (continued)


GUARANTEED                 There are guaranteed interest rates for amounts held
INTEREST RATE              in the Fixed Account and the Guaranteed Accumulation
                           Account. (See 4.02 and 4.03(d).)

  INSTALLATION             This Contract may be subject to an Installation
  CHARGE                   Charge. (See Contract Specifications and 4.08.)

  DEDUCTION FROM           Purchase Payment(s) are subject to deductions for
  PURCHASE                 premium taxes and conversion charges, if any.
  PAYMENT(S)               (See 3.01.)



  DEDUCTIONS              A Daily Asset Charge expressed as an annual rate
  FROM                    of Current Value will be deducted for Aetna's expense
  THE SEPARATE            risks, which may include profit. (See 4.05.) The
   ACCOUNT                Daily Asset Charge varies by the total value of
                          assets held under this Contract and certain other
                          related contracts. (See Contract Specifications).

SURRENDER                  Certain withdrawals from this Contract may be subject
CHARGE                     to a Surrender Charge. (See Contract Specifications
                           and 7.04.)

This Contract is a legal contract and constitutes the entire legal relationship between Aetna and the Contract Holder.

READ THIS CONTRACT CAREFULLY. This Contract sets forth, in detail, all of the rights and obligations of both you and Aetna. IT IS, THEREFORE, IMPORTANT THAT
YOU READ THIS CONTRACT CAREFULLY.
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SPECIFICATIONS

(continued)

Contract Holder TRUSTEES OF INFORMATION ANALYSIS INC. 401(K) PROFIT
                SHARING PLAN
  Group Contract No.   PH0052

  I. Installation      $    0
     Charge
     (See 4.08)

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

II.  Amount of Daily          CURRENT VALUE OF ALL PLAN ACCOUNTS    ASSET CHARGE
     Asset Charge
     Expressed as an          Less than $400,000                          1.25%
     annual percentage        $400,000 but less than $1 million           1.05%
                              $1 million but less than $5 million          .95%
                              $5 million but less than $10 million         .85%
                              More than $10 million                        .85%

This Asset Charge does not reflect the charge to a Split-Funded Plan (see 2.03). The Daily Asset Charge will be adjusted (up or down) no less often than annually in accordance with Aetna's existing administrative practice to reflect changes in the Current Value of all Plan Accounts. See 8.12 for rules permitting the aggregation of Plan Accounts with certain other contracts issued by Aetna for purposes of satisfying the Current Value breakpoints shown above. The Daily Asset Charge does not include investment advisory fees charged by a Fund investment manager. The investment advisory fee is disclosed in the applicable Fund prospect.

                                          .
   III. Maintenance Fee       The Participant Accounts maintained under this
        Deduction             Contract may have multiple asset accounts (see
                              3.02). The Participant Account Maintenance Fee
                       .      will be deducted from the employer profit
                              sharing (unless paid directly by the contract holder) asset account. (See 4.09)

                                                            -
 IV. Surrender Charge         Contract Years Completed               Surrender Charge
  (See 7.04)
                                  Less than 1                            5%
                                  1 but less than 2                      4%
                                  2 but less than 3                      3%
                                  3 but less than 4                      2%
                                  4 but less than 5                      1%
                                  more than 5                            0%


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                           (Intentionally Left Blank)

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                               TABLE OF CONTENTS


  I. GENERAL DEFINITIONS
--------------------------------------------------------------------------------
                                                               Page

  1.01   Annuitant                                             5
  1.02   Annuity                                               5
  1.03   Code                                                  5
  1.04   Contract Holder                                       5
  1.05   Contract Year                                         5
  1.06   Current Value                                         5
  1.07   Deposit Period                                        5
  1.08   General Account                                       5
  1.09   Good Order                                            5
  1.10   Group Trust Contract Holder                           5
  1.11   Guaranteed Accumulation Account (GAA)                 5
  1.12   Fixed Account                                         5
  1.13   Fixed Annuity                                         5
  1.14   Fund(s)                                               5
  1.15   Market Value Adjustment (MVA)                         5
  1.16   Matured Term Value                                    6
  1.17   Maturity Date                                         6
  1.18   Nonunitized Separate Account                          6
  1.19   Participant                                           6
  1.20   Participant Account                                   6
  1.21   Plan                                                  6
  1.22   Plan Account                                          6
  1.23   Purchase Payments                                     6
  1.24   Separate Account                                      6
  1.25   Separated Employee Account                            6
  1.26   Single Plan Contract Holder                           6
  1.27   Split-Funded Plan                                     6
  1.28   Sub-Contract Holder                                   6
  1.29   Surrender                                             7
  1.30   Term                                                  7
  1.31   Trustee Account                                       7
  1.32   Valuation Period (Period)                             7

                                       2

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II. PLAN ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

                                                              Page
  2.01 General                                                  7
  2.02 Additional Services                                      7
  2.03 Split-Funded Plans                                       7

III. PURCHASE PAYMENT AND PLAN ACCOUNTS

--------------------------------------------------------------------------------
  3.01   Net Purchase Payment(s)                                8
  3.02   Participant Accounts                                   8
  3.03   Investment Allocation                                  8
  3.04   Individual Certificates                                9
  3.05   Trustee Accounts                                       9
  3.06   Separated Employee Accounts                            9
  3.07   Notice to the Contract Holder                          9

IV. ACCOUNT VALUES
--------------------------------------------------------------------------------

  4.01   Current Value                                         10
  4.02   Guaranteed Interest Rate--Fixed Account               10
  4.03   Guaranteed Accumulation Account (GAA)                 10
  4.04   Fund(s) Record Units--Separate Account                13
  4.05   Net Return Factor(s)--Separate Account                13
  4.06   Fund(s) Record Unit Value--Separate Account           13
  4.07   Experience Credits                                    13
  4.08   Installation Charge                                   13
  4.09   Maintenance Fee                                       14
  4.10   Automation Discount                                   15

V. TRANSFERS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

  5.01   Transfer of Current Value from the Funds or GAA       15
  5.02   Transfer of Current Value from the Fixed Account      16
  5.03   Systematic Allocation                                 16
  5.04   Required Distribution to Participant                  17
  5.05   Sum Payable at Death (Before Annuity Payments Start)  17
  5.06   Distribution Options                                  17

                                       3

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VI. ANNUITY PROVISIONS
--------------------------------------------------------------------------------

                                                              PAGE

  6.01   Choices to be Made                                     21
  6.02   Annuity Payments to Annuitant                          21
  6.03   Annuity Payments to Participant's Beneficiary
           Under the Plan                                       22
  6.04   Terms of Annuity Options                               22
  6.05   Death of Annuitant                                     23
  6.06   Annuity Options                                        23
  6.07   Annuity Tables                                         23

VII. WITHDRAWALS AND TERMINATION OF CONTRACT
--------------------------------------------------------------------------------

  7.01   Payment of Surrender Value                             27
  7.02   Payment of Fixed Account Surrender Value               28
  7.03   Payment of GAA Surrender Value                         28
  7.04   Surrender Charge                                       29
  7.05   Reinstatement                                          30
  7.06   Termination or Transfer to Another Contract            30

VIII. GENERAL PROVISIONS
--------------------------------------------------------------------------------

  8.01   Change of Contract                                     30
  8.02   Substitution, Elimination, and Addition of Fund(s)     32
  8.03   Nonparticipating Contract                              32
  8.04   Payments                                               32
  8.05   State Laws                                             32
  8.06   Control of Contract                                    32
  8.07   Designation of Beneficiary                             33
  8.08   Misstatements and Adjustments                          33
  8.09   Incontestability                                       33
  8.10   Grace Period                                           33
  8.11   Nonwaiver                                              33
  8.12   Aggregation of Contracts                               33
  8.13   Conversion of Contracts                                33

                                       4

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I. GENERAL DEFINITIONS
--------------------------------------------------------------------------------

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  1.01      ANNUITANT:                      A person on whose life an Annuity has been effected  under this Contract.
  1.02      ANNUITY:                        Payment of an income:

                                            (a) For the life of one or two persons;
                                            (b) For a stated period; or
                                            (c) For some combination of (a) and (b).

 1.03      CODE:                            The Internal Revenue Code of 1986, as it may be
                                            amended from time to time

 1.04     CONTRACT HOLDER:                  The Contract Holder will be either a Single Plan
                                            Contract Holder (see 1.26) or a Sub-Contract Holder (see 1.28).
 1.05     CONTRACT YEAR:                    The period of 12 months measured from the date the
                                            first Net  Purchase Payment is applied to the Contract or from any anniversary of such date.

 1.06     CURRENT VALUE:                    See 4.01.

 1.07     DEPOSIT PERIOD:                   See 4.03(a).

 1.08     GENERAL ACCOUNT:                  The account holding the assets of Aetna, other than those
                                            assets held in a Separate Account or a Nonunitized Separate
                                            Account.

 1.09     GOOD ORDER:                       An authorized Participant or Contract Holder
                                            instruction to Aetna is in Good Order when given with such clarity and completeness that Aetna is not required to exercise any discretion, utilizing such forms as Aetna may require.

  1.10   GROUP TRUST                        The trustees of a group trust which (a) acquires this Contract,
         CONTRACT HOLDER:                   (b) limits participation to Pension and Profit Sharing
                                            Plans and  Trusts qualified under Section 401 (a) of the Code and exempt from tax under Section 501 (a) of the Code, and (c) which is intended to meet the requirements of Internal Revenue
                                            Service  Revenue Ruling 81-100, as modified
                                            or superseded.

  1.11   GUARANTEED ACCUMULATION            An accumulation option which guarantees a stipulated rate of
         ACCOUNT (GAA):                     interest for a specified period of time.

  1.12   FIXED ACCOUNT:                     An accumulation option with a guaranteed minimum interest
                                            rate. Aetna may credit a higher rate which is not guaranteed.

  1.13   FIXED ANNUITY:                     An Annuity with payments which do not vary in amount.
  1.14   Fund(s):                           The open-end, registered, management investment companies
                                            (mutual funds) made available by Aetna under this Contract.
  1.15   MARKET VALUE                       See 7.02(b) for the Fixed Account Market Value Adjustment; see
         ADJUSTMENT (MVA):                  7.03(b) for the GM Market Value Adjustment.

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  1.16   MATURED TERM VALUE:                The amount payable on a GM Term's Maturity Date.

  1.17   MATURITY DATE:                     The last day of a GM Term.

  1.18   NONUNITIZED SEPARATE               A separate account set up by Aetna under Title 38a, Section
         ACCOUNT:                           38a-433, of the Connecticut General Statutes to hold assets for
                                            GM Terms. See 4.03(c) and (9). Aetna owns the assets held in such an account and is not a trustee as to the amounts held.
                                            The assets in such account may be charged with other Aetna liabilities.
  1.19   PARTICIPANT:                       A person who participates in the Plan named on the cover page of this Contract or in the Plan named on the cover page of the
                                            Sub-Contract Holder Certificate.

  1.20   PARTICIPANT ACCOUNT:               See 3.02.

  1.21   PLAN:                              The Plan named on the Contract or Certificate cover page. The
                                            Plan is not a part of the Contract. Aetna is not bound by the terms of the Plan.

  1.22   PLAN ACCOUNT:                      Participant Accounts, Separated Employee Accounts, and
                                            Trustee Accounts.

  1.23   PURCHASE PAYMENTS:                 Payments made to Aetna for allocation to Plan Accounts under this Contract.

  1.24   SEPARATE ACCOUNT:                  An account set up by Aetna under Title 38a, Section 38a-433, of the Connecticut General Statutes which buys and holds shares of the Fund(s). Income, gains or losses, realized or unrealized are credited or charged to this account without regard to other income, gains or losses of Aetna. Aetna owns the assets held in such an account and is not a trustee as to the amounts held.
                                            These accounts generally are not guaranteed and assets therein are held at market value. The assets of such accounts to the
                                            extent of reserves and other contract liabilities of the account, shall not be charged with other Aetna liabiiities.

 1.25    SEPARATED EMPLOYEE                 See 3.06.
         ACCOUNT:

 1.26    SINGLE PLAN CONTRACT               The trustees of a Pension or Profit Sharing Plan and Trust
         HOLDER:                            which (a) acquires this Contract, (b) is adopted by an employer or by a controlled group or affiiiated service group of employers, and (c) which is qualified under Section 401 (a) of the Code and exempt from tax under Section 501 (a) of the Code.

1.27     SPLIT-FUNDED PLAN:                 A Plan which offers Participants investment options not provided under this Contract, excluding investment options no longer accepting payments and scheduled to convert to this Contract.

1.28    SUB-CONTRACT HOLDER:                The trustees of a Pension or Profit Sharing Plan and Trust which (a) is quaiified under Section 401(a) of the Code and exempt from tax under
                                            Section 501 (a) of the Code, (b) has

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

  1.28   SUB-CONTRACT HOLDER                adopted the group trust of the Group Trust Contract Holder as
         (Cont'd):                          part of such plan and trust, and (c) has agreed in
                                            writing to be bound by the provisions of the
                                            group trust and this Contract.

  1.29   SURRENDER:                         See 7.01.

  1.30   Term:                              See 4.03(b) and 4.03(c).

  1.31   TRUSTEE ACCOUNT:                   See 3.05.

  1.32   VALUATION PERIOD                   The period of time for which a Fund determines its net asset
         (Period):                          value, usually from 4:15 p.m. Eastern Time each day the New
                                            York Stock Exchange is open until 4:15 p.m. the next such day, or such other day that one or more of the Funds determines its net asset value.

II. PLAN ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

  2.01   GENERAL:                           The person or entity designated as administrator in the Plan document is primarily responsible for Plan administration. Aetna is not the Plan Administrator. Aetna will provide certain services to the Plan as set forth herein and as selected by the Contract
                                            Holder. The amount of the Daily Asset Charge wiil be affected by the level of service provided by Aetna and/or its licensed representatives under this Contract.

  2.02   ADDITLONAL SERVICES:               Aetna or its licensed representatives wiil provide certain basic enrollment and administrative services to the Plan, under this
                                            Contract. The full range of such services to be provided to the
                                            Plan by Aetna will be disclosed to the Contract Holder on or before the Effective Date. Aetna and the Group Trust Contract
                                            Holder or the Single Plan Contract Holder, as appropriate, may agree in writing to have additional services provided to the Plan by Aetna or its licensed representatives. At the option of the
                                            Contract Holder, the cost of such additional services may be billed directly or assessed in conjunction with the Maintenance
                                            Fee. With Aetna's consent, the cost of such additional service may be included as an adjustment to the Daily Asset Charge deducted from a Separate Account or as an adjustment to the interest credited to the Fixed Account and GAA.

 2.03   SPILT-FUNDED PLANS:                For Split-Funded Plans the Daily Asset Charge, when expressed as an annual percentage rate, shall be .10 percentage points higher than that of Plans which offer Participants only the investment options provided under this Contract. Aetna credits a lower Fixed Account rate of interest for such Plans. If a Plan becomes a Split-Funded Plan after the Effective Date, the higher
                                            Daily Asset Charge and the new Fixed Account credited rate will become effective in accordance with Aetna's existing
                                            administrative practice, but in no event later than the first day of the next succeeding Contract Year. If a Plan ceases being
                                            Split-Funded, the lower Daily Asset Charge and the new Fixed
                                            Account credited rate will become effective in

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
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  2.03   SPLIT-FUNDED PLANS                 Aetna's existing administrative practice, but in no event later
         (Cont'd):                          than the first day of the next succeeding Contract Year. The
                                            Group Trust Contract Holder or the Single Plan Contract Holder,
                                            as appropriate, must inform Aetna whether its Plan offers
                                            Participants investment options not provided under this Contract.

III. PURCHASE PAYMENT AND PLAN ACCOUNTS
--------------------------------------------------------------------------------

  3.01   NET PURCHASE                       The actual Purchase Payment(s) less premium tax and charges
         PAYMENT(S):                        due at conversion, if any. As a rule, Aetna will deduct the premium tax when Annuity benefits are purchased (see Part VI).
                                            If Aetna determines that a premium tax is due when Purchase
                                            Payments are received or at any other time, it will deduct the tax at that time. Conversion charges may arise when any Purchase
                                            Payment is derived from the cancellation of any contract or policy issued by Aetna or any of its affiiiates (see 8.13). Such
                                            Purchase Payment may be subject to deductions in accordance with Aetna's administrative practice.

  3.02   PARTICIPANT ACCOUNTS:              Aetna will maintain an individual account for each Participant. If instructed by the Contract Holder, Aetna will maintain up to 5 asset accounts for each such Participant Account. These will be:

                                            (a) Up to 4 asset accounts for crediting employer or employee Net
                                            Purchase Payment(s); and

                                            (b) One asset account for crediting employee rollovers from other pension plans or individual retirement accounts.

                                            More than 5 asset accounts, if permitted by Aetna, may be
                                            subject to an additional fee in accordance with Aetna's
                                            administrative practice.

                                            Net Purchase Payments will be allocated to Participant Accounts and their asset accounts as directed by the Contract Holder or the Participant, as appropriate.

  3.03   INVESTMENT ALLOCATION:             For each Plan Account the Contract Holder will direct that the
                                            Net Purchase Payment(s) allocated to that Account be credited among no more than 10 of the following:

                                           (a) The Fixed Account;
                                           (b) The GAA; and
                                           (c) The Fund(s) in which the Separate Account invests.

                                            Allocations to more than 10 such investment options, if
                                            permitted by Aetna, may be subject to an
                                            additional fee in accordance with Aetna's administrative practice.

                                            Aetna must be told the percentage of the Net Purchase
                                            Payment(s) to be applied to each investment above.
                                            With the consent of the Contract Holder, the Participant
                                            may direct the
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3.03   INVESTMENT ALLOCATION         investment  allocation of his or her
       (CONT'D):                     Participant Account or any asset account
                                     thereof.  If Aetna does not  receive
                                     allocation  instructions,  unless otherwise
                                     agreed with the Contract Holder,  it will
                                     return the Purchase Payment.

                                     The investment allocation for Plan Accounts may be changed up to 12 times during any calendar year. More than 12 such changes in any calendar year, if permitted by Aetna, may be subject to an additional fee in accordance with Aetna's administrative practice.

3.04   INDIVIDUAL CERTIFICATES:      Aetna shall issue certificates to the Sub-
                                     Contract Holder and/or Participants as
                                     required by the state in which this
                                     Contract is delivered. The certificate will
                                     summarize certain provisions of the
                                     Contract. Certificates are for information
                                     only and are not a part of the Contract.

3.05   TRUSTEE ACCOUNTS:             Aetna will maintain one or more Trustee
                                     Accounts as if each were a  Participant
                                     Account  for the  temporary  holding  of
                                     amounts  not allocated to other Plan
                                     Accounts by the Contract Holder. When Aetna
                                     receives Net Purchase  Payments  or Plan
                                     forfeitures,  but has not been  told to
                                     which  Plan Accounts  such  amounts are to
                                     be  allocated,  at the  direction of the
                                     Contract Holder  such  amounts  will be
                                     placed in a Trustee  Account.  Amounts
                                     held in a Trustee Account will be invested
                                     in a Fund or the Fixed Account  selected by
                                     the Contract  Holder  and will be
                                     allocated  to  Participant  Accounts  when
                                     Aetna receives allocation  instructions.
                                     Amounts in the Fixed Account will be
                                     subject to the  provisions of Sections 5.02
                                     and (except when  transferred to
                                     Participant Accounts  or  Separated
                                     Employee  Accounts)  7.02.  If Aetna  does
                                     not  receive allocation instructions,
                                     amounts held in a Trustee Account will be
                                     allocated to the money market mutual fund
                                     managed by Aetna and made available as a
                                     Fund under this Contract.

3.06   SEPARATED EMPLOYEE            At termination of employment,  if the
       ACCOUNTS:                     vested value of the terminating
                                     Participant's  Participant  Account exceeds
                                     $3,500.00,  the Contract Holder may direct
                                     that such vested value be  transferred to a
                                     Separated  Employee  Account. Aetna will
                                     maintain the Separated  Employee Account as
                                     an individual account for such former
                                     Participant.  Investment  allocations and
                                     distributions  will be as directed by the
                                     Contract Holder.



3.07   NOTICE TO THE                 With respect to the Current Value of Plan
       CONTRACT HOLDER:              Accounts, Aetna will notify the Contract
                                     Holder each year of:

                                     (a) The value of any amounts held in:

                                         (1) The Fixed Account;
                                         (2) The GAA; and
                                         (3) The Fund(s) for the Separate
                                             Account.

                                     (b) The number of any Fund(s) Record Units;
                                         and

                                     (c) The Fund(s) Record Unit Value.

                                     Such number or values will be as of a date no more than 60 calendar days before the date of the notice.




                                       9

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


IV. ACCOUNT VALUES
--------------------------------------------------------------------------------

4.01   CURRENT VALUE:                The Current Value of any Plan Account is
                                     equal to:

                                     (a) Any amounts in the Fixed Account,
                                         including Fixed Account interest added
                                         by Aetna;  plus

                                     (b) Any amounts in the GAA,  including GAA
                                         interest  added by Aetna; plus

                                     (c) The value of all Separate Account
                                         Record Units.

                                     Current Value does not include amounts used to purchase an Annuity.

4.02   GUARANTEED INTEREST           On any Net Purchase Payment(s) maintained
       RATE -- FIXED ACCOUNT:        in the Fixed Account, Aetna will add
                                     interest daily at an annual rate no less
                                     than 3%. Aetna may add interest daily at
                                     any higher rate. Aetna will periodically
                                     advise the Contract Holder of the rate
                                     being currently credited to the Fixed
                                     Account.





4.03   GUARANTEED                    The GAA guarantees stipulated rates of
       ACCUMULATION                  interest for stated periods of  time  (see
       ACCOUNT (GAA):                (a)  and  (c)  below).  Amounts withdrawn
                                     before  the end of a Guaranteed Term may be
                                     subject to a Market Value Adjustment (MVA)
                                     (see 7.03(b)).

                                     (a) Deposit Period--A  calendar month, a
                                         calendar quarter,  or any other period
                                         of time  specified by Aetna during
                                         which Net Purchase  Payment(s)  and
                                         transfers are accepted into the GAA for
                                         one or more Guaranteed  Terms.

                                     (b) Guaranteed Term (Term)--The  period  of
                                         time for which  interest  rates  are
                                         guaranteed  on Net Purchase  Payment(s)
                                         and on transfers allocated into a
                                         Deposit Period of the GAA. Terms are
                                         offered at Aetna's  discretion for
                                         various  lengths of time ranging up to
                                         and including ten years.

                                     (c) Guaranteed Term Classifications--The
                                         grouping of Terms   according   to
                                         their  time  to   maturity.   The
                                         following   are  the Classifications:

                                         (1) Short Term: Terms of at least one
                                             month up to and including 3 years;
                                             or

                                         (2) Long Term: Terms of greater than 3
                                             years and up to and including 10
                                             years.

                                     During a Deposit Period, Aetna may make
                                     available  one or more Terms within a
                                     Classification. At least one Term in the Short Term Classification will be available each Deposit Period. The
                                     Contract Holder or Participant,  as
                                     appropriate,  has the option to allocate
                                     Net Purchase Payment(s) and transfers into any or all of the available Deposit Period
                                     Terms. If no specific direction is given, Net Purchase Payment(s) and transfers will go into available Terms on a pro rata basis within the Classification(s)

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4.03   GUARANTEED                    previously chosen by the Contract Holder.
       ACCUMULATION                  If there are no Terms available  in the
       ACCOUNT (GAA)                 Long  Term  Classification  previously
       (CONT'D):                     chosen, such amounts will be allocated to
                                     the Term within the Short Term
                                     Classification with the longest period.

                                     (d) Guaranteed GAA Interest  Rates
                                         (Guaranteed  Rates)--Aetna  will
                                         declare all interest  rate(s)
                                         applicable  to a  specific  Term  prior
                                         to the  start of the Deposit  Period
                                         for that Term.  These rate(s) are
                                         guaranteed by Aetna for that Deposit
                                         Period and the ensuing Term and are not
                                         based on the actual  investment
                                         experience of the underlying  assets in
                                         the GAA. The Guaranteed Rates are
                                         annual effective  yields.  The interest
                                         is credited  daily at a rate that will
                                         produce the guaranteed annual effective
                                         yield over the period of a year. No
                                         annual rate will be less than 3%.

                                     (e) Withdrawals--Amounts in  the GAA may be
                                         transferred  to  other  investment
                                         options at any time subject to certain
                                         limits (see 5.01).  Amounts transferred
                                         prior to the  Maturity Date of a Term
                                         are  subject  to an MVA  (see
                                         7.03(b)). Amounts will be removed from
                                         the elected Classification  starting
                                         with the Term still in effect with the
                                         oldest Deposit Period.

                                         During the  Deposit  Period and the 90
                                         days  following  the close of the
                                         Deposit Period,  any  amounts  applied
                                         to the GAA during that  Deposit  Period
                                         may not be withdrawn unless due to:

                                         (1) A full or partial surrender;
                                         (2) A payment of a premium for an
                                             Annuity Option; or
                                         (3) The Sum Payable at Death provision
                                             (see 5.05).

                                     (f) Maturity  Date/Reinvestment--At  least
                                         18  calendar  days  before a Term's
                                         Maturity Date, the Contract Holder or
                                         Participant, as applicable, will be
                                         mailed a notice.  This notice will
                                         contain the  current  Deposit  Period's
                                         Guaranteed Rate(s), Term(s) and a
                                         projected Matured Term Value.

                                         The Matured Term Value may be
                                         surrendered or transferred on the
                                         Term's  Maturity Date without an MVA.
                                         If no specific direction is given by
                                         the Contract Holder or Participant, as
                                         applicable,  prior to the Maturity
                                         Date, each Matured Term Value will be
                                         reinvested in a Term of the same
                                         duration.  In the event that a Term of
                                         the same duration is unavailable,  each
                                         Matured Term Value will automatically
                                         be reinvested in the next shortest Term
                                         available in the same Classification
                                         during the then current Deposit Period.
                                         If, however,  only one Term is
                                         available within the Classification,
                                         then the Matured Term Value will
                                         automatically be reinvested in that
                                         Term.  If there are no Terms  available
                                         in the Long Term  Classification
                                         previously  chosen,  the Matured Term
                                         Value will be allocated to the Term
                                         within the Short Term Classification
                                         with the longest period.  Within two
                                         business days after the Maturity Date,
                                         the Contract Holder or Participant, as
                                         applicable, will be mailed a
                                         confirmation  statement.  This
                                         statement  will state the Terms and
                                         Guaranteed Rates which will apply to
                                         the reinvested Matured Term Value.

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4.03   GUARANTEED                        During the calendar month following the
       ACCUMULATION                      Term's Maturity Date, one exception is
       ACCOUNT (GAA)                     allowed to the 90 day transfer
       (CONT'D):                         restriction and MVA under sub-paragraph
                                         (e) and Section 7.03 (b). This
                                         exception is applicable to each Matured
                                         Term Value plus any interest accrued
                                         thereon, provided no part of the
                                         Matured Term Value was transferred on
                                         the Maturity Date.

                                         During this calendar month period, the
                                         Contract Holder or  Participant,  as
                                         applicable,  may  request  that Aetna
                                         transfer or surrender  all or part of
                                         the  Matured  Term  Value plus any
                                         interest  accrued thereon from the GAA
                                         without an MVA.  This  provision  only
                                         applies to the first such  request
                                         received  during  this period for any
                                         Matured  Term Value.  The Matured Term
                                         Value plus any interest accrued thereon
                                         may be transferred upon such request
                                         without an MVA:

                                         (1) To any other Terms of the GAA
                                             available in the current Deposit
                                             Period;
                                         (2) To the Fixed Account; or
                                         (3) To any other allowable Fund(s).

                                         If no such notification is given, the
                                         Matured Term Value will  remain
                                         subject to the terms and  conditions
                                         of the new Term.  All Surrender  and
                                         transfer  requests  will be  processed
                                         as of the date they are received in
                                         Good Order at Aetna's Home Office.

                                     (g) Net  Purchase  Payments to the GAA --
                                         All amounts in the GAA under the Short
                                         Term  Classification  are normally
                                         maintained in the General  Account.  At
                                         its option,  Aetna  may  hold  Short
                                         Term  Classifications  of a given
                                         class in a Nonunitized   Separate
                                         Account.

                                         Amounts  in  the  GAA  under  the  Long
                                         Term Classifications  are normally
                                         maintained  in a Nonunitized  Separate
                                         Account. There are no discrete units
                                         for this Nonunitized  Separate
                                         Account.  The Group Trust Contract
                                         Holder, Contract Holder, or
                                         Participant, as applicable, does not
                                         participate  in the  gain or  loss
                                         from  the  assets  held in the
                                         Nonunitized Separate  Account.  Such
                                         gain or loss is borne entirely by
                                         Aetna.  These assets may be chargeable
                                         with liabilities  arising out of any
                                         other business of Aetna. At its option,
                                         Aetna may hold Long Term
                                         Classifications of a given class in its
                                         General Account.

                                         For Terms under both the Short Term and
                                         Long Term Classifications, Aetna
                                         guarantees stipulated interest rates to
                                         be credited to the GAA. All assets of
                                         Aetna including  amounts maintained  in
                                         the GAA are  available to meet the
                                         guarantees  under the GAA.

                                      (h) Changes--Aetna  may change this
                                          Section  4.03,  including  eliminating
                                          the GAA entirely,  with 30 days
                                          advance written notice to the Contract
                                          Holder. Any such change shall become
                                          effective for Purchase Payments,
                                          transfers or reinvestments applied to
                                          any new Term by any present or future
                                          Participant.


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4.04   FUND(S) RECORD UNITS -        The portion of the Net Purchase Payment(s)
       SEPARATE ACCOUNT:             applied to a Separate Account will
                                     determine the number of Fund(s) Record
                                     Units. This number is equal to the Net
                                     Purchase Payment(s)  applied to the Fund
                                     divided by the  Fund(s)  Record Unit Value
                                     (see 4.06) for the Valuation Period in
                                     which the Purchase Payment is received in
                                     Good Order.

4.05   NET RETURN FACTOR(S)-         The Net Return Factor(s) are used to
       SEPARATE ACCOUNT:             compute all Separate Account Record Units
                                     for any Fund(s).

                                     The Net Return  Factor for each Fund is
                                     equal to 1.0000000  plus the Net Return
                                     Rate.

                                     The Net Return Rate is equal to:

                                     (a) The value of the shares of the Fund
                                         held by a Separate Account at the end
                                         of a Valuation Period; minus

                                     (b) The value of the shares of such Fund
                                         held by the Separate Account at the
                                         start of the Valuation Period; plus or
                                         minus

                                     (c) Taxes (or reserves for taxes) on the
                                         Separate Account (if any); divided by

                                     (d) The total  value of such Fund's Record
                                         Units (see 4.04) in the Separate
                                         Account  at the start of the Valuation
                                         Period; minus

                                     (e) The Daily Asset Charge (see
                                         Specifications).

                                     A Net Return Rate may be more or less than 0. The value of a share of any Fund is equal to the net assets of the Fund divided by the number of shares outstanding.

4.06   FUND(S) RECORD UNIT           A Fund(s) Record Unit Value is computed by
       VALUE--SEPARATE               multiplying the Net Return Factors for the
       ACCOUNT:                      current Valuation Period by the Fund(s)
                                     Record Unit Value for the previous Period.
                                     The dollar value of a Fund(s) Record Unit
                                     and Separate Account assets may go up or
                                     down due to investment gain or loss.



4.07   EXPERIENCE CREDITS:           Aetna may apply  Experience  Credits
                                     (investment, administrative, mortality or
                                     otherwise) under this Contract. Such
                                     credits may be applied as a reduction in
                                     Maintenance Fees or Daily Asset Charge, or
                                     an increase in the Fixed Account  interest
                                     rate.  Experience  Credits may be applied
                                     in such other manner as Aetna deems
                                     appropriate for the class of contracts to
                                     which this Contract belongs within the
                                     state of issue. Any such credit will be
                                     computed for contracts of the same class in
                                     accordance with Aetna's  administrative
                                     practice consistently applied.

4.08   INSTALLATION CHARGE:          The Installation Charge, if any, is payable
                                     at the Effective Date. If an Installation
                                     Charge is applicable to this Contract it
                                     will be disclosed in the Specifications.
                                     The amount of the Installation Charge is
                                     determined by the number of employees
                                     eligible to participate in the Plan(s) and
                                     the existence and duration of any
                                     applicable Surrender Charge (see 7.04).
                                     This charge is to be

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4.08   INSTALLATION CHARGE           paid separately by the Contract Holder to
       (CONT'D):                     Aetna with the application. Aetna will
                                     refund any Purchase Payment received from
                                     the Contract Holder prior to the payment of
                                     the Installation Charge to Aetna.

4.09   MAINTENANCE FEE:              There is an  annual  Maintenance  Fee of
                                     $25 per Plan Account.  The "due date" for
                                     such Fee is the last day of each Contract
                                     Year. The Fee will be deducted from each
                                     Plan Account on the due date. If Aetna
                                     maintains asset  accounts  within a
                                     Participant  Account  (see  3.02),  only
                                     one  annual Maintenance Fee will be
                                     deducted for such Participant  Account.
                                     With respect to such  Participant
                                     Accounts,  the Fee will be deducted from
                                     the Current Value of the asset account(s)
                                     identified in the Specifications. Aetna, in
                                     its discretion, may change such asset
                                     account  designation  by notifying the
                                     Contract  Holder of such change.

                                     Aetna will not apply the Maintenance Fee to the Trustee Account or a Separated
                                     Employee Account on any due date that the Current Value of such Account is less than $100. Aetna will not apply the Maintenance Fee to a Participant's
                                     Participant  Account on any due date that:

                                     (a) The  Current  Value of the asset
                                         account(s)  designated  in the
                                         Specifications,  or as  subsequently
                                         changed by Aetna,  is  less  than
                                         $100;  or

                                     (b) Is  within  120  calendar  days  of
                                         the Participant's   signed  election
                                         for  enrollment   under  this
                                         Contract.

                                     The Maintenance  Fee for all of the
                                     Participant  Accounts,  the  Trustee
                                     Accounts, and/or all of the Separated
                                     Employee Accounts may be paid to Aetna
                                     separately by the Contract Holder. If this option is requested, a notice will be mailed to the Contract Holder on or before the due date. If the Fee is not received by Aetna by the 30th calendar day following the due date, it will be deducted from the Plan Accounts. Unless the Contract Holder requests a reinstatement of the annual notice, Maintenance Fees will continue to be deducted for all subsequent Contract Years.

                                     Upon full  Surrender  (see 7.01 ) of this
                                     Contract the annual Maintenance Fee will be deducted. If, however, such a Surrender occurs less than 90 calendar days after the previous due date, Aetna will not apply the Maintenance Fee.

                                     After 5 completed Contract Years Aetna may change the Maintenance Fee with 30 days advance written notice to the Contract
                                     Holder. Any such change shall apply from its Effective Date to all amounts held in Plan Accounts. In no event, however, will any such change result in a Maintenance Fee higher than the then current Maintenance Fee being charged to purchasers of contracts of the same class as this Contract.

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4.10   AUTOMATION DISCOUNT:          Aetna may reduce the Maintenance Fee
                                     applied to Participant Accounts if the
                                     Contract Holder remits electronic data, in
                                     Good Order and in a format acceptable to
                                     Aetna, for crediting Net Purchase Payments
                                     to Participant Accounts, in accordance with
                                     Aetna's existing administrative practices.
                                     At installation, this includes data Aetna
                                     needs to establish Participant Accounts for
                                     enrolling Participants.



                                     Aetna reserves the right to revoke this
                                     Maintenance Fee reduction if, in Aetna's opinion, Good Order requirements are not met.

V. TRANSFERS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

5.01   TRANSFER OF CURRENT           Before an Annuity Option is elected, all or
       VALUE FROM THE FUNDS          any portion of the Current Value of any
       OR GAA:                       Plan Account held in a Fund or the GAA may
                                     be transferred:

                                     (a) To any other allowable Fund;
                                     (b) To the Fixed Account; or
                                     (c) To Terms of the GAA available in the
                                         current Deposit Period.

                                     With respect to any Plan Account,  the
                                     aggregate transfers to the Fixed Account from the Fund(s) and/or the GAA and/or
                                     Purchase Payments from investment options not provided under this Contract may not, in any calendar year, exceed 20% of the value of the Fund(s) and the GAA in such Plan Account as of January 1 of that calendar year. Aetna may, on a temporary basis allow any larger percent to be transferred to the Fixed Account.

                                     Amounts in a specific GAA Term cannot be transferred to the Deposit Period of another Term within the same
                                     Classification  except at the Term's
                                     maturity (see 4.03(f)).

                                     Amounts applied to Classifications of the GAA may not be transferred to the Funds during the Deposit Period or for 90 days after the close of the Deposit Period.
                                     Transfers  from Terms of the GAA are
                                     subject to the Withdrawal and MVA
                                     provisions (see 7.03).

                                     Twelve transfers (excluding transfers from the GAA at the end of a Guaranteed
                                     Term) can be made during a calendar year period. However, only the Contract
                                     Holder or the  Participant  (with the
                                     consent of the  Contract  Holder) may tell
                                     Aetna to make such transfers. Aetna, in its sole discretion, may refuse to make such transfers at the direction of any other person, even if such other person has been authorized by the Contract
                                     Holder  or  Participant  to  make  such
                                     transfers. More than 12 such transfers in any calendar year, if permitted by Aetna, may be subject to an additional fee in accordance with Aetna's existing administrative practice.

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5.02   TRANSFER OF CURRENT           10% of that portion of the Current Value of
       VALUE FROM THE FIXED          each Plan Account held in the Fixed Account
       ACCOUNT:                      as of January 1 of a calendar year may be
                                     transferred to any of the other Fund(s), or
                                     to the GAA Term(s) available during the
                                     current Deposit Period. Such transfer will
                                     be:

                                     (a) Without charge;
                                     (b) Allowed once per calendar year; and
                                     (c) Not allowed under an Annuity Option.

                                     Aetna may, on a temporary basis allow any larger percent to be transferred.

                                     Any remaining balance in the Fixed  Account
                                     under a Plan  Account may be transferred
                                     by the  Contract  Holder or the Participant
                                     (with  the   consent   of  the Contract
                                     Holder) in its  entirety to any of the
                                     other  Fund(s),  or to the  GAA  Term(s)
                                     available  during the current Deposit
                                     Period if:

                                     (a) The Plan Account  Current  Value in the
                                         Fixed Account is less than $2000; or

                                     (b) The maximum   percentage  of  the  Plan
                                         Account Current  Value  in  the  Fixed
                                         Account  was transferred in each of the
                                         four  consecutive prior  calendar
                                         years and no additional Net Purchase
                                         Payment(s)  have been allocated to the
                                         Fixed  Account  during  the  same  four
                                         consecutive prior calendar year
                                         periods.

5.03   SYSTEMATIC ALLOCATION:        A Systematic  Allocation  involves  placing
                                     a lump  sum  in one  Fund  (mutual  fund)
                                     and having it  reallocated  to  another
                                     Fund in substantially  equal  monthly
                                     installments. The purpose of a Systematic
                                     Allocation is to permit  shares  of  the
                                     second  Fund  to be purchased using the
                                     "dollar-cost-averaging" method.  The amount
                                     applied to a Systematic Allocation  must be
                                     no less  than  $100  per month  over a
                                     period of at least 12  months. Systematic
                                     Allocations  for a period longer than  24
                                     months  must  be  consented  to by Aetna.

                                     Systematic Allocations may not be made from, or to, the Fixed Account or the GAA.
                                     Aetna  reserves the right to limit the
                                     Funds that can be used to pay out or
                                     receive  Systematic  Allocations.

                                     With respect to a Participant Account, the Participant (with the consent of the Contract Holder), may initiate a Systematic
                                     Allocation. Unless otherwise consented to by Aetna, no Participant may have more than one Systematic Allocation in effect. A
                                     Participant  may  revoke a  Systematic
                                     Allocation  at any time.

                                     Transfers made by reason of a Systematic
                                     Allocation will not reduce the number of investment transfers that can be made pursuant to Section 5.01.

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5.04   REQUIRED DISTRIBUTION         Distribution from a Participant Account or
       TO PARTICIPANT:               a Separated Employee Account  to the
                                     Participant  must begin in the form of
                                     periodic payments no later than the April 1
                                     following the calendar year in which the
                                     Participant attains age 70 1/2, or such
                                     other age as may be provided by law, or be
                                     made in a lump sum by the same date. The
                                     Contract Holder must direct Aetna to
                                     commence such Annuity or make such payment.

5.05   SUM PAYABLE AT DEATH          Aetna will pay the Current Value to the
       (BEFORE ANNUITY               beneficiary (see 8.07) if:
       PAYMENTS START):
                                     (a) The Participant dies before Annuity
                                         payments start; and

                                     (b) The notice of death is received by
                                         Aetna.

                                     The sum paid will be the Current Value for the Valuation Period in which the notice is received in Good Order at Aetna's Home
                                     Office.

5.06   DISTRIBUTION OPTIONS:         The following distribution options may be
                                     elected from the Participant Accounts and
                                     Separated Employee Accounts.

                                     (a) Estate Conservation Option (ECO): A
                                         distribution option under  which  a
                                         portion  of  the   Participant
                                         Account   Current  Value  will
                                         automatically  be surrendered and
                                         distributed  each year. An ECO payment
                                         will be calculated on the  Participant
                                         Account  Current Value and will be
                                         withdrawn pro rata from each investment
                                         option and asset account used for
                                         distribution. Except as stated in
                                         sub-paragraph  (5)  below,  all
                                         rights,  provisions  and  charges
                                         described in the Contract  continue to
                                         apply to the  remaining  Current Value
                                         in the Participant  Account.


                                         (1) Amount of Distribution:  Each year
                                             that ECO is in effect,  Aetna will
                                             calculate  and  distribute  an
                                             amount  equal to the minimum
                                             distribution required under the
                                             Code. The annual distribution will
                                             be determined by dividing the
                                             Participant  Account Current Value
                                             as of December 31 of the year prior
                                             to the  payment  year,  by a life
                                             expectancy  factor.

                                             As  elected by the Contract  Holder
                                             on behalf of the  Participant,  the
                                             factor is either the single life or
                                             joint  life  expectancy  based on
                                             tables in Code  Section  401 (a)(9)
                                             or related regulations.  Life
                                             expectancy factors will be
                                             recalculated each year. If the
                                             joint life expectancy is elected
                                             and the spouse is not the
                                             beneficiary under the Plan, the
                                             beneficiary's  life  expectancy
                                             will not be  recalculated.

                                             These calculations  may be  changed
                                             as  necessary  to  comply  with the
                                             Code  minimum distribution rules.
                                             The joint life expectancy will be
                                             based on the joint life of the
                                             Participant  and his or her
                                             beneficiary  under  the  Plan.  If
                                             joint  life expectancy is elected
                                             and the  Participant or
                                             beneficiary  under the Plan dies,
                                             payments will be based on the
                                             survivor's  life  expectancy.  If
                                             the  beneficiary under the Plan is
                                             not the Participant's  spouse and
                                             the non-spousal  beneficiary dies
                                             first, the joint life


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5.06   DISTRIBUTION OPTIONS                  expectancy continues. If a single
       (CONT'D):                             life expectancy is elected   and
                                             the  Participant  dies,  or  if  a
                                             joint  life expectancy is elected
                                             and the survivor dies, the sum
                                             payable at death (see 5.05) will be
                                             paid in a lump sum.

                                             Aetna assumes no responsibility for
                                             tax consequences resulting from
                                             failure to receive required minimum
                                             distributions on additional
                                             Purchase Payments made after each
                                             year's annual distribution.




                                         (2) Minimum Current Value: At its
                                             discretion, Aetna may require a
                                             minimum initial Current Value for
                                             election of this option. If after
                                             election of this option, the
                                             Current  Value is  insufficient  to
                                             make a  scheduled  ECO  payment,
                                             Aetna will distribute the entire
                                             balance of the Participant Account.

                                         (3) Date of Distribution: The Contract
                                             Holder shall specify an annual
                                             distribution date on behalf of the
                                             Participant.  The distribution
                                             date may be the 15th of any month,
                                             or such other date Aetna may
                                             designate or allow. Distributions
                                             may not start earlier than the year
                                             the Participant attains age 70 1/2,
                                             or such later time when
                                             distributions must commence as
                                             specified under the Code, whichever
                                             is appropriate. Subsequent
                                             distributions  will be made on the
                                             anniversary of that date.

                                             Aetna will allow a later annual
                                             distribution  date to be
                                             designated;  however,  Aetna will
                                             not be responsible for compliance
                                             with the Code minimum  distribution
                                             requirements for any  prior  time
                                             periods.  In  addition,  Aetna will
                                             not be  responsible  for compliance
                                             with the  Code requirements  for
                                             any  Participant Accounts  and/or
                                             Contracts for which this election
                                             is not made.

                                         (4) Election and Revocation:  ECO may
                                             be elected by the Contract Holder
                                             on behalf of the Participant by
                                             submitting a completed and signed
                                             election form to Aetna's Home
                                             Office.  For a Participant subject
                                             to the Retirement  Equity Act
                                             (REA),  the Participant's spouse
                                             must consent to the election of
                                             this option in writing in a form
                                             acceptable to Aetna.

                                             Once elected,  this option may be
                                             revoked by the Contract Holder by
                                             submitting a written request to
                                             Aetna at its Home Office.  Any
                                             revocation will apply only to
                                             amounts not yet paid. ECO may be
                                             elected only once.

                                         (5) Reservation of Rights: Aetna
                                             reserves  the right to change the
                                             terms of ECO for future  elections
                                             and discontinue  the  availability
                                             of this option after proper
                                             notification.  Aetna also  reserves
                                             the  right to allow  payments  to
                                             be made more  frequently  than
                                             annually.

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5.06   DISTRIBUTION OPTIONS          (b) Systematic  Withdrawal  Option (SWO):
       (CONT'D):                         A distribution  option under which a
                                         portion  of  the  Participant  Account
                                         Current  Value  will  automatically  be
                                         surrendered and distributed  each year.
                                         A SWO payment will be calculated on the
                                         Participant  Account  Current  Value
                                         and will be  withdrawn  pro rata from
                                         each investment option and asset
                                         account used for distribution.  Except
                                         as stated in sub-paragraph  (5) below,
                                         all rights,  provisions and charges
                                         described in the Contract  continue to
                                         apply to the remaining  Current Value
                                         in the  Participant Account.

                                         (1) Amount of  Distribution:  The
                                             Contract  Holder may elect one of
                                             the three payment methods described
                                             below on behalf of a Participant.
                                             These calculations may be changed
                                             as necessary to comply with the
                                             Code minimum distribution rules.

                                             o Specified Payment: Payments of a
                                               designated  dollar amount which
                                               must be no greater  than 10% of
                                               the  initial  Current  Value  and
                                               shall  remain  constant.
                                               Beginning  with  the  year  the
                                               Participant  attains  age 70 1/2
                                               or such  time distributions  must
                                               commence  under the Code,  Aetna
                                               will calculate the minimum
                                               required  distribution by
                                               dividing the Participant  Account
                                               Current Value as of December 31
                                               of the year prior to the payment
                                               year by a life expectancy
                                               factor, and distribute this
                                               amount if it is greater than the
                                               elected Specified Payment; or

                                             o Specified Period:  Payments which
                                               are made over a period of time
                                               which must be at least 10 years.
                                               The  maximum  specified  period
                                               will be limited by the life
                                               expectancy  factor.  The amount
                                               paid each year is  calculated  by
                                               dividing  the Participant
                                               Account  Current  Value as of
                                               December 31 of the year prior to
                                               the payment year by the number of
                                               payment years remaining; or

                                             o Specified  Percentage:  Payments
                                               of a  designated  percentage  of
                                               the Current Value.  The
                                               percentage  specified  cannot be
                                               greater  than 10% of the  initial
                                               Current Value. By written request
                                               this percentage may be changed,
                                               however Aetna reserves the right
                                               to limit the number of changes.
                                               The amount paid each year is
                                               calculated by multiplying the
                                               Participant  Account Current
                                               Value as of December 31 of the
                                               year prior to the payment year by
                                               the chosen percentage. Payments
                                               will be made until the year the
                                               Participant  attains  age 70 1/2,
                                               or such later time when
                                               distributions must commence as
                                               specified under the Code.

                                             As elected by the Contract Holder
                                             on behalf of the Participant if
                                             Specified  Payment or Specified
                                             Period is elected,  the factor is
                                             either the single life or joint
                                             life expectancy  based on tables in
                                             Code Section 401(a)(9) or related
                                             regulations. With each subsequent
                                             year, the life expectancy will be
                                             the life expectancy factor for the
                                             initial distribution year, reduced
                                             by one.

                                       19


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

5.06   DISTRIBUTION OPTIONS                  The joint life  expectancy  will be
       (CONT'D):                             based on the joint life of the
                                             Participant and his or her
                                             beneficiary  under the Plan. If
                                             joint life expectancy is elected
                                             and the Participant or beneficiary
                                             under the Plan dies on or after the
                                             required beginning date for minimum
                                             distributions  to the Participant,
                                             the joint life expectancy factor
                                             will  continue  to be reduced by
                                             one for each  distribution year.
                                             Payments will continue,  unless the
                                             survivor elects an alternate
                                             payment method. Any method elected
                                             must provide payments to be made at
                                             least as rapidly as those made
                                             prior to the Participant's death.

                                             If  the  Participant  dies  before
                                             the required  beginning  date  for
                                             minimum distributions, SWO payments
                                             will cease and the Participant
                                             Account Current Value will be paid
                                             (see 5.05). If joint life
                                             expectancy is elected and the
                                             beneficiary under the Plan dies
                                             before the required beginning date
                                             for minimum distributions to the
                                             Participant, payments to the
                                             Participant, will continue under
                                             the elected payment method.

                                             Aetna assumes no responsibility
                                             for tax consequences  resulting
                                             from failure to receive  required
                                             minimum  distributions on
                                             additional  deposits  made  after
                                             December 31 of the prior year.

                                         (2) Minimum Current Value:  At its
                                             discretion,  Aetna may  require a
                                             minimum initial  Current  Value for
                                             election of this option.  If after
                                             election of this option the Current
                                             Value is insufficient to make a
                                             scheduled SWO payment,  Aetna will
                                             distribute the entire balance of
                                             the Participant Account.

                                         (3) Date of  Distribution:  The
                                             Contract  Holder  shall  specify
                                             the  initial distribution  date on
                                             behalf of the Participant,  but not
                                             before the Participant attains  the
                                             age of 59 1/2 and not later than
                                             the  required  beginning  date for
                                             distributions under the Code.

                                             SWO payments will be made monthly,
                                             quarterly,  semi-annually,  or
                                             annually on the 15th of any month,
                                             or such other date Aetna my
                                             designate or allow.  If payments
                                             are made more frequently  than
                                             annually,  the annual amount
                                             payable each year is divided by the
                                             number of payments  due per year.
                                             At its  discretion,  Aetna may
                                             require a minimum initial payment
                                             amount.

                                             Aetna will not be responsible for
                                             compliance with the Code minimum
                                             distribution requirements  for any
                                             prior time periods or for any
                                             Participant  Accounts and/or
                                             Contracts for which election is not
                                             made.

                                       20

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

5.06   DISTRIBUTION OPTIONS              (4) Election  and  Revocation:  SWO may
       (CONT'D):                             be elected by the  Contract  Holder
                                             on behalf of the Participant by
                                             submitting a completed and signed
                                             election form to Aetna's Home
                                             Office.  For a Participant  subject
                                             to the  Retirement  Equity Act
                                             (REA), the Participant's  spouse
                                             must consent to the election of
                                             this option in writing in a form
                                             acceptable to Aetna.

                                             Once elected, this option may be
                                             revoked by the Contract Holder by
                                             submitting a written request to
                                             Aetna at its Home Office.  Any
                                             revocation will apply only to
                                             amounts not yet paid. SWO may be
                                             elected only once.

                                         (5) Reservation of Rights:  Aetna
                                             reserves the right to change the
                                             terms of SWO for future  elections
                                             and  discontinue  the  availability
                                             of this option after proper
                                             notification.

                                     (c) Other Distribution Options: Other
                                         distribution options may be made
                                         available by Aetna to the class of
                                         business to which this Contract belongs
                                         in accordance with Aetna's
                                         administrative practice.

VI. ANNUITY PROVISIONS
--------------------------------------------------------------------------------

6.01   CHOICES TO BE MADE:           The Contract Holder may tell Aetna, on
                                     behalf of a retired  Participant,  to pay
                                     any portion of a Participant's  Participant
                                     Account (minus any premium tax) as a
                                     premium for an Annuity under Option 1, 2,
                                     3, or 4 (see 6.06).  The first Annuity
                                     payment must  generally  be made no later
                                     than the April 1 of the calendar  year
                                     following  the year in which the  retired
                                     Participant  turns age 70 1/2 or such later
                                     date as may be allowed  under federal law
                                     or  regulations.  In lieu of the election
                                     of an annuity or a distribution  option
                                     under 5.06, the Contract Holder may tell
                                     Aetna to make a lump sum payment (see
                                     7.01).

                                     When an Annuity Option is chosen, Aetna must also be told if payments are to be made other than monthly.

                                     Only a Fixed Annuity using the General
                                     Account is available under this Contract.
                                     Aetna will add interest daily at an annual rate no less than 3.0%. Aetna may add interest daily at any higher rate.

6.02   ANNUITY PAYMENTS              In no event may any payments to the
       TO ANNUITANT:                 Annuitant  under any Annuity  Option extend
                                     beyond.

                                     (a) The life of the Annuitant;

                                     (b) The lives of the Annuitant and the
                                         Annuitant's  beneficiary under the
                                         Plan;



                                       21

                                      102


6.02   ANNUITY PAYMENTS              (c) Any  certain  period  greater  than
       TO ANNUITANT (CONT'D):            the  Annuitant's  life  expectancy  as
                                         determined according to regulations
                                         under Code Section 401 (a)(9); or

                                     (d) Any certain period greater than the
                                         life expectancy of the Annuitant and
                                         the Annuitant's  beneficiary under the
                                         Plan, as determined  according to
                                         regulations under Code Section 401
                                         (a)(9).

6.03   ANNUITY PAYMENTS TO           If the beneficiary (see 8.07) elects  an
       PARTICIPANT'S BENEFICIARY     Annuity  Option  on behalf  of  the
       UNDER THE PLAN:               Participant's beneficiary  under the Plan,
                                     in no event  may  payments  to the
                                     Participant's beneficiary under an
                                     Annuity    Option   extend beyond:

                                     (a) The life of the Participant's
                                         beneficiary determined as of the date
                                         payments are to commence; or

                                     (b) Any certain period greater than the
                                         Participant's beneficiary's life
                                         expectancy  as determined by
                                         regulations   under   Code Section 401
                                         (a)(9).

                                         However,    if    a    Participant's
                                         beneficiary  dies while under Option 1
                                         or   while   receiving   Annuity
                                         payments,  the present  value of any
                                         remaining  payments  will be paid in
                                         one  lump sum to the  estate  of the
                                         Participant's    beneficiary.    The
                                         interest  rate used to determine the
                                         first   payment   will  be  used  to
                                         calculate the present value.

6.04   TERMS OF ANNUITY              (a) When payments  start,  the age of the
       OPTIONS: Annuitant plus the number of years, if any, for which payments are guaranteed must not exceed 95.

                                     (b) The present value of the expected
                                         payments to the  Annuitant  when
                                         payments start shall be more than 50%
                                         of the present value of the total
                                         expected payments to be made. This
                                         restriction does not apply if Option 4
                                         is chosen and the second Annuitant is
                                         the spouse of the Annuitant.

                                     (c) No choice of any Annuity  Option may be
                                         made if the first  payment would be
                                         less than $50 or if the total  payments
                                         in a year  would be less than $250
                                         (unless otherwise required by state
                                         law).

                                     (d) If an Annuity under Option 2, 3, or 4
                                         is chosen and a larger  payment would
                                         result from applying the Surrender
                                         Value to a current Aetna single premium
                                         immediate Annuity, Aetna will make the
                                         larger payment.

                                     (e) For purposes of calculating  the
                                         payments for an Annuity,  the
                                         Annuitant's and Second  Annuitant's
                                         adjusted  age will be used.  The
                                         Annuitant's  and Second  Annuitant's
                                         adjusted  age is his  or  her  age as
                                         of the  birthday closest to the Annuity
                                         commencement  date  reduced by one year
                                         for Annuity commencement  date
                                         occurring  during  the period of time
                                         from July 1, 1992 through December 31,
                                         1999. The Annuitant's age will be
                                         reduced by two years for Annuity
                                         commencement  dates  occurring  during
                                         the period of time from January 1, 2000

                                       22

6.04   TERMS OF ANNUITY                  through  December 31, 2009. The
       OPTIONS (CONT'D):                 Annuitant's  and Second  Annuitant's
                                         age will be reduced by one additional
                                         year for Annuity  commencement dates
                                         occurring in each succeeding decade.


6.05   DEATH OF ANNUITANT:           When an Annuitant  dies under Option 2 or
                                     3, the  present  value  of any  remaining
                                     guaranteed  payments  will be paid in one
                                     sum to the beneficiary,  or upon election
                                     by   the   beneficiary,   any   remaining
                                     payments will continue to the beneficiary.

6.06   ANNUITY OPTIONS:              Option 1--Payment of Interest on Sum Left
                                     with Aetna--This Option may be used only by the beneficiary when the Participant dies before Aetna has started paying an Annuity. A portion or all of the sum paid upon death may be held under this Option and will be held in the General Account of Aetna at interest (see 6.01). The beneficiary may later tell Aetna to:

                                     (a) Pay a portion or all of the sum held by
                                         Aetna; or

                                     (b) Apply a portion or all of the sum held
                                         by Aetna to any Annuity Option below.

                                     Option  2--Payments for a Stated Period of
                                     Time--An Annuity will be paid for the
                                     number of years chosen. The number of years must be at least 5 and not more than 30.

                                     Option 3--Life Income--An Annuity will be paid for the life of the Annuitant. If also chosen, Aetna will guarantee payments for 60, 120, 180, or 240 months.

                                     Option 4--Life  Income for Two Payees--An
                                     Annuity will be paid during the lives of the Annuitant and a second Annuitant. At the death of either, payments will continue to the survivor. When this Option is chosen, a choice must be made of:

                                     (a) 100% of the payment to continue to the
                                         survivor;

                                     (b) 66 2/3% of the payment to continue to
                                         the survivor;

                                     (c) 50% of the payment to continue to the
                                         survivor;

                                     (d) Payments for a minimum of 120 months
                                         with 100% of the payment to continue to
                                         the survivor; or

                                     (e) 100% of the  payment to continue  to
                                         the  survivor  if the  survivor is the
                                         Annuitant  and  50% of the  payment to
                                         continue  to the  survivor  if the
                                         survivor is the second Annuitant.

                                     Other Options -- Aetna may make other
                                     options available as allowed by the laws of the state in which this Contract is delivered.

6.07   ANNUITY TABLES:               In the following  Annuity tables,  the
                                     rates shown for Options 3 and 4 are based on mortality from the 1983 GAM, Table a.
                                     The rates do not differ by sex. Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates shown in the following tables.

                                       23

                                    OPTION 2


                      Payments for a Stated Period of Time

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

             Guaranteed      Monthly        Quarterly         Semi-Annual      Annual
Years          Rate          Payment         Payment             Payment      Payment

  5            3.00%           17.91          53.59              106.78        211.99
  6            3 00%           15.14          45.30               90.27        179.22
  7            3.00%           13.16          39.39               78.49        155.83
  8            3.00%           11.68          34.96               69.66        138.31
  9            3.00%           10.53          31.52               62.81        124.69
  10           3.00%           9.61           28.77               57.33        113.82
  11           3.00%           8.86           26.52               52.85        104.93
  12           3.00%           8.24           24.65               49.13         97.54
  13           3.00%           7.71           23.08               45.98         91.29
  14           3.00%           7.26           21.73               43.29         85.95
  15           3.00%           6.87           20.56               40.96         81.33
  16           3.00%           6.53           19.54               38.93         77.29
  17           3.00%           6.23           18.64               37.14         73.74
  18           3.00%           5.96           17.84               35.56         70.59
  19           3.00%           5.73           17.13               34.14         67.78
  20           3.00%           5.51           16.50               32.87         65.26
  21           3.00%           5.32           15.92               31.72         62.98
  22           3.00%           5.15           15.40               30.68         60.92
  23           3.00%           4.99           14.92               29.74         59.04
  24           3.00%           4.84           14.49               28.88         57.33
  25           3.00%           4.71           14.09               28.08         55.76
  26           3.00%           4.59           13.73               27.36         54.31
  27           3.00%           4.47           13.39               26.68         52.97
  28           3.00%           4.37           13.08               26.06         51.74
  29           3.00%           4.27           12.79               25.49         50.60
  30           3.00%           4.18           12.52               24.95         49.53


                                    OPTION 3


                                   Life Income

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

                Payments Guaranteed for a Stated Period of Months





  Adjusted
   Age of
 Annuitant          None                60              120      180            240

      50            $ 4.05             $4.05           $  4.03   $ 3.99         $ 3.93
      51              4.12              4.11              4.09     4.05           3.99
      52              4.19              4.19              4.16     4.11           4.04
      53              4.27              4.26              4.23     4.18           4.10
      54              4.35              4.34              4.31     4.25           4.16
      55              4.44              4.42              4.39     4.32           4.22
      56              4.53              4.51              4.47     4.40           4.29
      57              4.62              4.61              4.56     4.48           4.35
      58              4.72              4.71              4.65     4.56           4.42
      59              4.83              4.81              4.75     4.64           4.49
      60              4.95              4.93              4.86     4.73           4.55
      61              5.07              5.05              4.97     4.83           4.62
      62              5.20              5.17              5.08     4.92           4.69
      63              5.34              5.31              5.20     5.02           4.76
      64              5.49              5.45              5.33     5.12           4.83
      65              5.65              5.61              5.47     5.22           4.89
      66              5.82              5.77              5.61     5.33           4.96
      67              6.01              5.94              5.75     5.44           5.02
      68              6.20              6.13              5.91     5.54           5.08
      69              6.41              6.33              6.07     5.65           5.14
      70              6.64              6.54              6.23     5.76           5.19
      71              6.88              6.76              6.41     5.86           5.24
      72              7.14              7.00              6.59     5.97           5.28
      73              7.43              7.26              6.77     6.06           5.32
      74              7.73              7.53              6.96     6.16           5.35
      75              8.06              7.82              7.14     6.25           5.38


                                 OPTION 4


                           Life Income for Two Payees

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%


Adjusted Ages
                Second
Annuitant      Annuitant    Option 4a      Option 4b      Option 4c      Option 4d      Option 4e

55                50          $3.69          $4.05          $4.27          $3.69          $4.03
55                55           3.88           4.25           4.47           3.87           4.14
55                60           3.99           4.44           4.71           3.98           4.42

60                55           3.99           4.44           4.71           3.98           4.42
60                60           4.24           4.71           4.99           4.23           4.57
60                65           4.38           4.97           5.32           4.38           4.93

65                60           4.38           4.97           5.32           4.38           4.93
65                65           4.72           5.33           5.70           4.71           5.14
65                70           4.93           5.68           6.15           4.91           5.66

70                65           4.93           5.68           6.15           4.91           5.66
70                70           5.40           6.21           6.70           5.36           5.96
70                75           5.69           6.68           7.32           5.62           6.67

75                70           5.69           6.68           7.32           5.62           6.67
75                75           6.37           7.45           8.15           6.23           7.12
75                80           6.78           8.11           8.99           6.54           8.13


VII. WITHDRAWALS AND TERMINATION OF CONTRACT


7.01 PAYMENT OF
SURRENDER VALUE:

The charges on, and adjustments to, withdrawals from this Contract depend upon whether the withdrawal constitutes a Surrender or a Benefit. A "Surrender" is any withdrawal from this Contract for any purpose other than to pay a Benefit.

"Benefits" are payments under this Contract made pursuant to Plan provisions for reasons of Participant retirement, termination of employment, death, disability, hardship, loan, or in-service withdrawals after age 59 1/2. Benefits are not subject to a Surrender Charge or Maintenance Fee deduction. Benefits may also include such other payments made pursuant to Plan provisions as may be agreed to by Aetna in accordance with its existing administrative practice. The Contract Holder must supply documentation acceptable to Aetna to support requests for Benefit payments.

Participant Surrenders are not permitted under this Contract, except for Split-Funded Plans paying the higher Daily Asset Charge (see 2.03). A Plan that permits in-service withdrawals prior to age 59 1/2, may do so by electing to pay the Daily Asset Charge for a Split-Funded Plan, in which event such a withdrawal can be effected as a Participant Surrender.

The Contract Holder may surrender this Contract for its Current Value. At the time of a Participant or Contract Holder full or partial Surrender request, the Current Value will be adjusted by the following items in the order presented:

(a) the Fixed Account MVA, as applicable (see 7.02(b));
(b) the GAA MVA, as applicable (see 7.03(b));
(c) the Maintenance Fee, as applicable (see 4.09); and
(d) the Surrender Charge, as applicable (see 7.04).

Certain withdrawals to pay Benefits will also be subject to MVAs (see 7.02(b) and 7.03(b)).

Full and partial Surrenders are satisfied by withdrawing amounts from each of the Fund(s), the Fixed Account, the GAA Short Term Classification and the GAA Long Term Classification on a pro rata basis. However, the Contract Holder may specify a particular order in which investment options will be liquidated in order to satisfy a partial Surrender request.

Under certain emergency conditions, Aetna may defer payment from the General Account or GAA:

(a) For a period of up to 6 months (unless not allowed by state law);
or
(b) As provided by federal law.

                                       27

7.02 PAYMENT OF FIXED ACCOUNT SURRENDER VALUE:


Aetna will pay an unadjusted lump sum from the Fixed Account for the purpose of paying a Benefit, where the withdrawal is made proportionately from the Fixed Account, GAA, and the Funds from all applicable asset accounts. On all Benefits payable from the Fixed Account that are not so withdrawn proportionately, and on all Surrenders from the Fixed Account, Aetna reserves the right to pay the Fixed Account Surrender Value in one of the following two ways, as elected by the Contract Holder:

(a) In equal principal payments, with interest, over a period not to exceed 60 months.

     Interest, as used above will not be more than two percentage points below any rate determined prospectively by Aetna for this class of Contract. In no event, will the interest rate be less than 3%.

(b)  As a single payment, which has been subjected to a Market Value Adjustment
     (MVA). The amount of the withdrawal will be adjusted to a market value amount equal to the lesser of (1) or (2):

(1) The value of the following factor multiplied by the amount being withdrawn on the date of the surrender:

     Factor = (1 + a) 5.25
              ------------
              (1 + b) 5.25

 Where:        a    is the Fixed Account credited rate as of
                    the date of surrender; and
               b    is the rate for a 7-year Treasury Bond
                    as published in the Salomon Brothers
                    Bond Market Roundup for the week
                    prior to the surrender plus 0.25%

(2) The value of the amount being withdrawn.

7.03. PAYMENT OF GAA
      SURRENDER VALUE:

Full or partial Surrenders may be requested at any time from the GAA. However, amounts withdrawn prior to the Maturity Date of a Term to satisfy a Surrender or Benefit request may be subject to an MVA (see (b) below).

 (a) For purposes of withdrawals, Terms within the GAA Short Term and Long Term Classifications are considered as two separate investment options. Also, amounts will be removed within a GAA Classification starting with the Term still in effect with the oldest Deposit Period.

 (b) Market Value Adjustment (MVA)--There will be an MVA for a withdrawal from the GAA before the end of a Term except for withdrawals made under the ECO Distribution Option (see 5.06 (a)). The amount of the withdrawal will be adjusted to a market value amount as described below.

 The market value adjusted amount will be equal to the amount withdrawn multiplied by the following ratio:

           x
         ---
 (1 + i) 365
------------

           x
         ---
( 1 + j) 365

  Where:       i    is the Deposit Yield
               j    is the Current Yield
               x    is the number of days remaining, (computed from
                    Wednesday of the week of withdrawal) in the Guaranteed Term.

The Deposit Period Yield will be determined as follows:

o At the close of the last business day of each week of the Deposit Period, a yield will be computed as the average of the yields on that day of U.S. Treasury Notes which mature in the last three months of the Guaranteed Term.

 o The Deposit Period Yield is the average of those yields for the Deposit Period. If withdrawal is made prior to the close of the Deposit Period, it is the average of those yields on each week preceding withdrawal.

 The Current Yield is the average of the yields on the last business day of the week preceding withdrawal on the same U.S. Treasury Notes included in the Deposit Period Yield.

In the event that no U.S. Treasury Notes which mature in the last three months of the Guaranteed Term exist, Aetna reserves the right to use the U.S. Treasury Notes that mature in a following quarter.

 Surrenders and transfers made in connection with the Sum Payable at Death provision (see 5.05) within six months of the date of the Participant's death will be the greater of:

 o The aggregate MVA amount which is the sum of all market value adjusted amounts calculated due to a withdrawal of amounts (for Surrender or transfer) from Terms prior to the end of those Terms. The aggregate MVA may be either positive or negative; or

 o The applicable portion of the Current Value in the GAA.

 After the six month period, the Surrender or transfer will be the aggregate MVA amount (i.e., including all MVAs).

 The greater of the aggregate MVA amount or the applicable portion of the Current Value in the GAA is applied to amounts withdrawn from the GAA for payment of a premium under Annuity Options 3 or 4 (see 6.06).

7.04 SURRENDER CHARGE:

The Surrender Charge, if any, will be determined according to the number of Contract Years between the date the first Purchase Payment is applied to this Contract and the date of

                                       29

7.04 SURRENDER CHARGE
     (CONT'D):

the Surrender. If a Surrender Charge applies, a table of Surrender Charge percentages will be in the Specifications.

The amount Surrendered will be multiplied by the applicable percentage from the table of Surrender Charge percentages to determine the Surrender Charge.

The Surrender Charge, if any, will be applied at the time of the Surrender, regardless of the method elected for payment of the Fixed Account Surrender Value (see 7.02).

7.05 REINSTATEMENT:

All or a portion of the proceeds of a full Surrender of this Contract may be reinvested within 30 days after the Surrender if allowed by law. Any Surrender Charge deducted at the time of Surrender on the amount being reinvested will be included in the reinstatement. Any Market Value Adjustment(s) deducted from Surrenders will not be included in the reinstatement.

Amounts will be reinstated among the Fixed Account, the GAA, and the Separate Account in the same proportion as they were at the time of Surrender. Any amounts reinstated to the GAA will be credited to the current Deposit Period. The number of Record Units reinstated will be based on the Record Unit Value(s) next computed after receipt at Aetna's Home Office of the reinstatement request and the amount to be reinstated.

Reinstatement is permitted only once.

7.06 TERMINATION OR TRANSFER TO ANOTHER CONTRACT:

After 5 completed Contract Years Aetna shall have the right, in accordance with its existing administrative practices and procedures, to:

 (a) Pay out the Current Value, without application of an MVA (see 7.02(b) and 7.03(b)) or Surrender Charge (see 7.04) under the Contract to the Contract Holder in full provided Aetna gives the Contract Holder 90 days written notice, and further provided that Aetna takes the same action with respect to all contracts of the same class and risk characteristics.

 (b) If agreed to by the Contract Holder, to transfer the Current Value, which may be subject to an MVA (See 7.02(b) and 7.03(b)) or Surrender Charge (see 7.04) to another Contract issued by Aetna or one of its affiliates.

VIII. GENERAL PROVISIONS

8.01 CHANGE OF CONTRACT:
This Contract may be changed at any time by written mutual agreement of the Contract Holder and Aetna. Aetna may change the terms of this Contract when, in its opinion, such change is necessary to protect it from (a) the adverse financial effects of any change in Plan provisions, the administrative practices of the Plan, or investment options offered by the Plan, or (b) the action of any legislative, judiciary, or regulatory body which affects the operation of the Plan or this Contract.

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



 8.01 CHANGE OF CONTRACT (CONT'D):

 Only a Vice President or above of Aetna or any officer acting pursuant to a written delegation of authority from such person may change the terms of this Contract. No other employee, agent, or representative of Aetna may make any change in this Contract. Aetna will notify the Contract Holder in writing at least 30 days before the effective date of any change. Any change will not affect the amount or terms of any Annuity which begins before the change.

 Aetna may make any change that affects the Fixed Account Market Value Adjustment (see 7.02(b)) with at least 30 days advance written notice to the Contract Holder. Any such change shall become effective for any present or future Participant.

Aetna may make any change that affects the GAA Market Value Adjustment (see 7.03(b)) with at least 30 days advance written notice to the Contract Holder. Any such change shall become effective for any new Term for any present or future Participant.

Except as otherwise expressly provided in the Contract, any change that affects the following Sections of this Contract will not be applied to amounts in existing Plan Accounts, but may apply to Purchase Payments made to such Accounts after the change:

(a) 3.01, Net Purchase Payment(s);

(b) 4.01, Current Value;

(c) 4.02, Guaranteed Interest Rate -- Fixed Account;

(d) 4.03, Guaranteed Accumulation Account (GAA);

(e) 4.05, Net Return Factor(s) -- Separate Account; and

(f) 4.09, Maintenance Fee.

Any change that affects the Annuity Options and the tables for such options may be made:

(a) No earlier than 12 months after the Effective Date; and

(b) No earlier than 12 months after the date on which any such prior change was effective.

New Participants covered, and Purchase Payments made, under this Contract on or after the date any change is effective will be subject to the change. If the Contract Holder does not agree to any change under this provision no new Participants will be covered under this Contract. Additionally, Aetna reserves the right, following written notice to an objecting Contract Holder, to stop accepting Purchase Payments for the Participants covered under this Contract before the change.

                                       31

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


8.02 SUBSTITUTION, ELIMINATION, AND ADDITION OF FUND(S):


When deemed desirable by Aetna to accomplish the purpose of the Separate Account, Aetna or the Separate Account may:

(a) Change the Fund(s) which may be invested in by the Separate Account;

(b) Make additional Fund(s) available through the Separate Account;

(c) Discontinue offering any Fund(s) through the Separate Account; and

(d) Replace the shares of any Fund(s) held in a Separate Account with shares of any other Fund(s), where such replacement is approved by a majority vote of persons having an interest in the Separate Account Fund(s) being replaced.

Aetna will notify the Contract Holder of any such action.

8.03 NONPARTICIPATING
     CONTRACT:

The Group Trust Contract Holder, Contract Holder, Participants, or beneficiaries will not have a right to share in the earnings of Aetna, other than as provided herein.

8.04 PAYMENTS:

Aetna will make Annuity payments as and when due. Aetna will make other payments within 7 days of the Valuation Period in which the written claim for payment is received in Good Order at Aetna's Home Office, except as provided in Section 7.01.

8.05 STATE LAWS:

This Contract complies with the laws of the state in which it is delivered. Any cash, death, or Annuity payments are equal to or greater than the minimum required by such laws. Annuity tables for legal reserve valuation shall be as required by state law. Such tables may be different from Annuity tables used to determine Annuity payments.

8.06 CONTROL OF CONTRACT:

Except as otherwise expressly provided, all rights in this Contract rest with the Contract Holder. The Contract Holder, or authorized designee of the Contract Holder (as allowed by law), may make any choices allowed by this Contract with respect to Plan Accounts, except that in order to affect a full Surrender of this Contract under the provisions of Part VII, the Sub-Contract Holder must obtain the consent of the Group Trust Contract Holder. A SubContract Holder's rights as Contract Holder hereunder may only be exercised with respect to Plan Accounts maintained with respect to, and Participants in, the Plan for which the Sub-Contract Holder acts as trustees.

Any choices under this Contract must be in writing or in a form satisfactory to Aetna. Until receipt of such choices in its Home Office, Aetna may rely on any prior choices made. This Contract and its Plan Accounts are not subject to claims of any creditors except to the extent permitted by law.

Any payment(s) made under this Contract to other than the Contract Holder must be in compliance with the provisions of the Retirement Equity Act (REA). At the time payment is requested or an Annuity Option is elected by the Contract

Holder, Aetna will require the Contract Holder to certify that it is elected in compliance with REA. In the absence of such certification or at Aetna's discretion, payment will be made to the Contract Holder.

8.07 DESIGNATION OF BENEFICIARY:

The beneficiary of Plan Accounts shall be the Contract Holder.

8.08 MISSTATEMENTS AND
     ADJUSTMENTS:

If Aetna finds the age of any payee to be misstated, the correct facts will be used to adjust payments. Aetna reserves the right to correct any informational or administrative errors.

8.09 INCONTESTABILITY:

Aetna cannot cancel this Contract because of any error of fact on the application, after the second Contract Year.

8.10 GRACE PERIOD:

This Contract will remain in effect even if Purchase Payments are not continued, unless canceled by Aetna pursuant to section 7.06 or 8.09.

8.11 NONWAIVER:

Aetna may, in its sole discretion, elect not to exercise a right or reservation specified in this Contract. Such election shall not constitute a waiver of the right to exercise such right or reservation at any subsequent time.

8.12 AGGREGATING OF CONTRACTS:

The Daily Asset Charge described in the Specifications varies by the Current Value of Plan Accounts. In determining such Current Value, Plan Accounts of the following contracts will be aggregated:

(a) this Contract, and

(b) contracts of the same class as this Contract covering employees of the employer maintaining the Plan.

For purposes of determining the Daily Asset Charge under this Contract, where such other contract comes into existence after the Effective Date, the aggregation will commence in accordance with Aetna's existing administrative practice, but in no event later than the first day of the next succeeding Contract Year. Where such other contract is in existence prior to, or on the Effective Date, the aggregation will commence on the Effective Date.

8.13 CONVERSION OF CONTRACTS:

Where the Purchase Payments applied to this Contract are derived, in whole or in part, from the cancellation of a policy or contract (issued by Aetna or any of its affiliates) pursuant to a conversion offer; Aetna may vary the provisions of this Contract to comply with the terms of such conversion offer. For purposes of this Section 8.13, a "conversion offer" is a program under which Aetna allows contract holders of a given class to convert their policies or contracts to contracts of the same series as this Contract. Such variations will be of a nature that will preserve, or substitute for, the rights surrendered by reason of the cancellation of the former policy or contract.

                                       33

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

AETNA (LOGO)

AETNA MAP V APPLICATION PENSION/PROFIT SHARING GROUP CONTRACT

Aetna Life Insurance and Annuity Company Home Office: 151 Farmington Avenue Hartford, Connecticut 06156-1268

CONTRACT
HOLDER
INFORMATION

 1. Name of Contract Holder [X] Single Plan [ ] Group Trust
 TRUSTEES OF
 Information Analysis Inc. 401(k) Profit Sharing Plan

 2. Address [ ] Multiple locations (ATTACH INSTRUCTIONS)
 2222 Gallows Road. Suite 300
 City                             State                              ZIP Code
 Dunn Loring                      Virginia                           22027

 3. Tax Identification No.:       54-1167364

ACCOUNT
INFORMATION

4. Type of entity qualified under section 401 of  the Internal Revenue Code:
   [X] Corporation [ ] Self Employed Individuals  [ ] Other (specify)

5. Type of Contract:  [X]  Allocated [ ] Unallocated

6. Will this contract change or replace any existing life insurance or annuity contract? [ ] Yes [X] No If yes, piease provide carrier name, account number, and date to be cancelled.

7. Installation Charge: [ ] Is attached [ ] Will be mailed prior to or included with the initial Purchase Payment [X] Does not apply

8. Surrender Charge: [X] Is for 5 Contract Years  [ ] Is for 3 Contract Years
[ ] Does not apply

RIGHT OF
INVESTMENT
SELECTION

9. Complete the following only if Participants have full or partial rights to elect investment allocations in Participant Accounts for: [ ] Employer Purchase Payments only [ ] Employee Purchase Payments [X] Both

10. Complete the following only if the Contract Holder has full or partial rights to elect investment allocations in Participant Accounts for: [ ] Employer and Employee Purchase Payments [ ] Employer Purchase Payments

SIGNATURES

I understand that amounts withdrawn from the Fixed Account or a GAA Term prior to the maturity date of that Term, may be subject to a market value adjustment as specified in the contract. I further understand THAT PAYMENTS AND ACCOUNT VALUES, (IF ANY), WHEN BASED ON THE INVESTMENT experience of a separate ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

I acknowledge receipt of the current disclosure book for the Multiple Asset Portfolio (MAP) V Group Contract and all current prospectuses pertaining to all of the investment options under the contract. The effective date of the contract is the Contract Holder's date of signature below.

Dated at Dunn Loring, VA
           City and State

this 10 day of November      1993
/s/                              /s/
Witness                          Contract Holder

AGENT'S
NOTE

Do you have any reason to believe any existing life insurance or annuity contracts will be modified or replaced if this contract is issued? [ ] Yes [X] No


                                            /s/
                                            -----------------------------
                                            Signature of Agent

PLAN
INFORMATION

If the Plan Name is different from the Contract Holder name (see line 1), please add here:

Will the Plan Reporting Period (MM/DD TO MM/DD) [ ] Multiple reporting periods required (ATTACH INSTRUCTIONS)


Release Plan Information to Third Party Administrator? [ ] Yes [X] No [ ] N/A (self-administered)

Name of TPA:
Retirement Plan Administrative Service, Ltd.
Address
7525 Staples Mill Road
 City       State ZIP Code
Richmod Virginia / 23228

 Enrollment Support Level [ ] A [ ] B [X] C

Will the Plan be funded only with investment options offered in the MAP V Group Contract? [X] Yes [ ] No If no, please identify alternative investment options:

Does the Plan provide for In Service Withdrawals prior to age 59 1/2? [ ] Yes
[X] No If yes, what is the minimum age? Loans & hardships only
Special Requests:

PRODUCER
INFORMATION

Aetna Field Office Name
Falls Church VA


                      Social Security        ALIAC          ALIAC          Percentage of
Producer Name*           Number           Office Code    Producer Code      Participation
Mark A. Zabel, RHU       231 70 5923        086             087                100%

o (Florida only) Add license number below name.         (HOME OFFICE USE ONLY)
 Edition no.

COMMENTS

Corrections and amendments (HOME OFFICE USE ONLY). Errors and omissions may be corrected by the Company but no change in plan, classification, amount, or extra benefits shall be made without written consent of the Contract Holder. (N/A in W.Va.)

AETNA (logo)


                    Aetna Life Insurance and Annuity Company

                        Home Office: 151 Farmington Avenue
                           Hartford, Connecticut 06156
                                 (800) 223-5422

                   Multiple Asset Portfolio (MAP) V Allocated
                             Group Annuity Contract
                                Nonparticipating

ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THIS CONTRACT CONTAINS MARKET VALUE ADJUSTMENT FORMULAS. APPLICATION OF A MARKET VALUE ADJUSTMENT TO THE GAA MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY. APPLICATION OF A MARKET VALUE ADJUSTMENT TO THE FIXED ACCOUNT MAY RESULT IN A DECREASE IN THE CURRENT VALUE.

                                      118